As filed with the Securities and Exchange Commission on November 6, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-22852)

Loeb King Trust
(Exact name of registrant as specified in charter)

125 Broad Street, 14th Floor
New York, New York 10004
(Address of principal executive offices) (Zip code)

David S. Hampson
125 Broad Street, 14th Floor
New York, New York 10004

(Name and address of agent for service)

212-483-7000
Registrant's telephone number, including area code

Date of fiscal year end: 8/31/2014

Date of reporting period: 8/31/2014

Item 1. Reports to Stockholders.

Loeb King Alternative Strategies Fund

Investor Class: LKASX
Institutional Class: LKAIX

Loeb King Asia Fund

Investor Class: LKPAX
Institutional Class: LKPIX

ANNUAL REPORT

August 31, 2014

Shareholder Letters

Dear Shareholder:

The Loeb King Alternative Strategies Fund (the “Fund”) has completed its first fiscal year. From its inception on September 27, 2013, through August 31, 2014, the Fund returned -0.08 (Institutional Class) and -0.28 (Investor Class). The Fund’s benchmark, the Barclays Aggregate Bond Index, returned 4.64% over the same period.

The Fund employs a variety of alternative investment strategies, including merger arbitrage and related equity restructurings, long/short investing (often with a catalyst), and credit trading, including a broad array of credit or credit-linked instruments. While the Fund has only been in existence for roughly a year, the Fund’s investment adviser, Carl M. Loeb Advisory Partners L.P. and its predecessor companies, have been engaging in this type of trading for decades in other accounts. In our view, the employment of the aforementioned strategies in a prudent fashion, although certainly not immune from losses in any given period, is a viable and distinctive way to pursue the Fund’s goal.

As this letter is written, the markets are experiencing turmoil. European markets are broadly down. Domestic bourses range from down to slightly up, with certain broad measures such as the Russell 2000 Index registering high-single-digit losses. Underlying this negative performance in capital markets are a number of factors. First, it has become clear that there is a synchronized global slowdown and that economic forecasts must be brought down. Companies such as Wal-Mart Stores, Inc. (New York: WMT) are guiding down, and economists are reining in Gross Domestic Product (GDP) forecasts. Particularly noteworthy are the economic contractions in Germany and China. Germany’s slowdown is worrisome for European investors as it has historically been a source of stability for the region. Capital market participants have gone from fretting that inflation will take hold to fearing deflation. The optimistic take-away from this scenario is that United States Treasury bonds have been reaching new highs; conversely, if one chooses a more sober way of describing the world as it is, yields have been reaching new lows. Making matters worse from a yield standpoint is the “flight to quality” experienced in treasuries during periods of acute equity market selling, a kind of panicky buying of any instrument that is seemingly riskless; this “flight to quality” has hurt the Fund’s performance relative to its benchmark, which is the Barclays Aggregate Bond Index. Another factor that hurt its performance relative to the benchmark is the lack of tangible evidence of inflation.

Second, there appears to be a paradigm shift in the energy space; an over-supply of oil has caused a dramatic decline in the price of oil and stocks of oil companies and related industry players; this has rocked the markets.

Third, there are a number of factors that are pouring salt on the wounds of capital markets. The specter of a more marked Ebola outbreak has airline stocks trading at extraordinarily low valuations relative to expected cash flows and earnings, especially in light of oil price declines that boost profit margins for this sector. Geopolitical tensions are another factor, as the United States’ involvement in Mideast conflict seems to have little end in sight.

Fourth, market players have never witnessed a stimulus package the likes of which the U.S. has seen in the last number of years. As this stimulus is gradually withdrawn, one wonders what the impact will be.

Notwithstanding the aforementioned “boogeymen,” certain conditions exist that may be beneficial to performance in our strategies. Equity restructuring activity has continued to pick up pace, as mergers and acquisitions are on course to outpace previous years by an appreciable amount. Low interest rates and plummeting oil prices are good for the consumer, good for the vast majority of businesses, and palliate recessionary factors; someone once said the best cure for high prices is high prices. Market valuations have been getting more attractive as the dislocation deepens. Most dislocations have been followed by periods of opportunity, unless one has sold in a state of agitation.

The last year has been difficult for the Fund’s event-driven strategies; risk arbitrage spreads have been fairly narrow until the recent dislocation in the market, high-yielding instruments carry too much leverage to fit our risk/return parameters (although we continue to find certain niche opportunities in this space) in our view, and volatility in the equity markets has made trading event-driven equities tumultuous. Nevertheless, our experience leads us to the conclusion that continuing to search for attractive risk/reward opportunities in all of our strategies is worthwhile.

A few words about performance attribution — the Fund’s long/short and credit portfolios were up during the period, but its risk arbitrage operation generated losses during the period, attributable in part to a number of speculative positions.

The Fund’s assets have steadily grown in the first year. We appreciate the support of investors, and we are pleased to be running a fund of this nature.

Sincerely,

Gideon King
Chief Investment Officer

Past performance is not a guarantee of future results.

Opinions expressed are those of the investment manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual Fund investing involves risk. Principal loss is possible. The Fund may engage in short sales of securities, which involves the risk that losses may exceed original amounts invested. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may also invest in emerging markets, which are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments by the Fund in lower-rated, non-rated, and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Small and medium-cap companies tend to have limited liquidity and greater price volatility than large-cap companies. Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The Fund may use certain types of investment derivatives such as futures and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in companies that the Adviser expects will be involved in a corporate event carry the risk that the expected event or transaction may not be completed or may be completed on less favorable terms than originally expected.

Absolute return strategies are not intended to outperform stocks and bonds during strong market rallies, and may underperform during periods of strong positive market performance.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments found in this report.

This report must be preceded or accompanied by a prospectus.

The Loeb King funds are distributed by Quasar Distributors, LLC.

Dear Shareholder:

The Loeb King Asia Fund (the “Fund”) completed its first fiscal year as a mutual fund on August 31, 2014. The Fund was converted from a private partnership to a mutual fund on March 28, 2014. From the date of conversion through the end of the fiscal year, the Fund returned 4.50% (Institutional Class) and 4.40% (Investor Class) while the Fund’s benchmark, the MSCI Asia Pacific Index, returned 9.41% over the same period. During this period, virtually all Asian markets rebounded strongly following first quarter declines. The gains were led by double-digit gains for stocks listed in Hong Kong and Shanghai. Those stocks rebounded strongly on hopes that the Chinese government, through its banking system, will provide the needed liquidity to spur the economy toward China’s stated Gross Domestic Product (GDP) growth objective of 7.5%

Relative to the benchmark, we underperformed as a result of not being fully invested, and we incurred losses on market hedges due to the rising market. The Fund’s heavy Japanese weighting also contributed to underperformance as compared to the more diversified benchmark, as the Japanese market was a laggard over this period. Aozora Bank, Ltd. (Tokyo: 8304) (“Aozora”) increased by greater than 20% over the period as the company posted strong results and raised its dividend. We believe that relative to the 50 basis point yield on a 10-year Japanese government bond that the 5% dividend yield on Aozora’s stock looks particularly attractive. Dah Sing Financial Holdings (Hong Kong: 440) was the second-largest contributor to our financial performance; the stock rose due to continued speculation that the company would be acquired following the acquisitions of several similarly situated banks over the past 2 years. MPHB Capital Berhad (Bursa Malaysia: MPHB) (“MPHB”) in Malaysia, a holding company with valuable property and financial assets that management is monetizing over time, was another positive contributor to our performance year-to-date. We have owned MPHB since its initial public offering (IPO) in mid-2013.

The largest detractor from our performance over the period was an ETF that tracks the performance of the Nikkei 225 Index. In sharply rising markets, these hedges hurt us; nevertheless, they remain an integral part of our strategy and serve to help reduce the volatility and can dampen our losses when markets decline. Avex Group Holdings Inc. (Tokyo: 7860) (“Avex”) was the second-largest detractor from our performance; despite its attractive mix of media businesses, cash-rich balance sheet, and shareholder-friendly management team, the company faced slowing growth in its music business and video subscriber services during the year. We believe that growth will resume next year due to hit music titles and the continued growth of Avex’s concert promotion business. Additionally, Nippon Ceramic Co., Ltd. (Tokyo: 6929) affected our performance during the year, following the company’s announcement that earnings were hurt by plant start-up expenses and a weak Yen.

The private partnership that preceded the Fund (the “Predecessor Fund”) had been trading Pan-Asian securities since May 2008. We formed the Predecessor Fund to accommodate the work we were doing on Asian equities, particularly in Japan; we saw what we believed to be a huge disconnect between what we perceived as the net asset value for select stocks and the levels at which such stocks were trading. At the time, we were finding dividend yields of 5-10x those available on Japanese government bonds; although not as pronounced as it was in certain periods, this disparity continues to exist and is the reason that we maintain a large allocation to the Japanese market. At the inception of the Predecessor Fund, we also felt that the other Asian markets presented opportunities for outsized returns; the region had (and continues to have) a multitude of listed companies (many of which are not followed by analysts), a plentiful amount of events impacting listed companies, and high volatility, which present opportunities for a trading vehicle that can react nimbly. We launched the Predecessor Fund to capitalize on these opportunities while keeping in mind that many before us lost a lot of money going headlong into Japan and the Asia-Pacific region in general. Our approach was to find a balance between long positions, short positions, and market hedges in an attempt to provide superior returns over the long term while attempting to avoid severe declines during market dislocations.

We converted the Predecessor Fund to a mutual fund because we think it’s a viable means by which to grow the strategy with lower fees and greater liquidity. The strategy under which we managed the Predecessor Fund has not changed materially as a result of its conversion to the mutual fund format. The Fund is relatively concentrated; at any point, we are generally long 20 to 40 stocks, short 10 to 20 stocks, and use a basket of market hedges (including options) to help dampen volatility. The Fund rarely uses leverage and often has cash on hand. On average, our net exposure to stocks (defined as long exposure minus short exposure) is 30 to 70 percent of the Fund’s net asset value. The Fund is versatile; we can shift our investment levels to reduce risk and increase investment levels to take on risk.

At the end of the fiscal year, approximately 56.5% of the Fund’s NAV was exposed to Japanese securities and approximately 24.5% was exposed to Chinese/Hong Kong securities, with the balance spread among South Korea, Australia, Malaysia, and Singapore. We maintain an overweight position in Japan because we believe that the aggressive policies of the Abe administration will weaken the Yen. If the Yen weakens, Japanese exporters, which constitute a majority of the Nikkei 225 Index, should benefit. Recently, the highly Yen-sensitive Nikkei 225 Index has pulled back as the currency strengthened in a flight to safety. The protests in the streets of Hong Kong and slowing of the Chinese economy have impacted the Asian markets while the rest of the world digests a changing interest rate regime at the Federal Reserve and the potential for widespread outbreak of the Ebola virus. We are looking to use the volatility to get invested in deep value and event-driven names that we believe trade at a significant discount to their respective net asset values. One name in which we have recently invested is Samsung Electronics Co., Ltd. (KSE: 005930), which, as this letter is written, is trading near trough valuation levels despite its global leadership in nearly all of its business lines.

It should also be noted that we are growing the team that supports the Asia Fund and have recently hired a senior analyst; this individual has a wealth of experience analyzing Asian securities and is relocating from Hong Kong to join our firm.

Thank you for your support of the Loeb King Asia Fund.

Sincerely,

Blaine Marder
Portfolio Manager

Past performance is not a guarantee of future results.

Opinions expressed are those of the investment manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual Fund investing involves risk. Principal loss is possible. The Fund may engage in short sales of securities, which involves the risk that losses may exceed original amounts invested. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may be greater in emerging markets. Because the fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that an ETF's shares may trade at a discount to its net asset value and an active secondary trading market may not develop or be maintained. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. Investments in companies that the Adviser expects will be involved in a corporate event carry the risk that the expected event or transaction may not be completed or may be completed on less favorable terms than originally expected. During times of market stress, certain investments that were previously liquid may become illiquid for an unknown period of time. Securities issued by smaller companies may be or become illiquid. Consequently, the Fund may have to accept a lower price to sell such investments, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Since this is a new fund, there can be no assurance that the Fund will grow or maintain an economically viable size.

The Nikkei 225 is comprised of 225 stocks selected from domestic common stocks in the 1st section of the Tokyo Stock Exchange, excluding ETFs, REITs, preferred equity contribution securities, tracking stocks (on subsidiary dividend) etc other than common stocks.

The MSCI Asia Pacific Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. Source: MSCI

One cannot invest directly in an index.

A basis point is one hundredth of one percent (0.01%).

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments found in this report.

This report must be preceded or accompanied by a prospectus.

The Loeb King funds are distributed by Quasar Distributors, LLC.

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the adviser's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

(Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart illustrates the performance of a hypothetical $10,000 investment made in the Loeb King Alternative Strategies Fund’s Investor Class shares on September 27, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of such waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Total Return Period ended August 31, 2014	Since Inception (09/27/2013)
Loeb King Alternative Strategies Fund — Investor Class	(0.28%)
Barclays Aggregate Bond Index	4.64%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-722-4550.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

(Unaudited)

CHANGE IN VALUE OF $1,000,000 INVESTMENT

This chart illustrates the performance of a hypothetical $1,000,000 investment made in the Loeb King Alternative Strategies Fund’s Institutional Class shares on September 27, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of such waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Total Return Period ended August 31, 2014	Since Inception (09/27/2013)
Loeb King Alternative Strategies Fund — Institutional Class	(0.08%)
Barclays Aggregate Bond Index	4.64%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-722-4550.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

(Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart illustrates the performance of a hypothetical $10,000 investment made in the Loeb King Asia Fund’s Investor Class shares on March 28,2014, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions, if any. Fee waivers are in effect. In the absence of such waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Total Return Period ended August 31, 2014	Since Inception (03/28/2014)
Loeb King Asia Fund — Investor Class	4.40%
MSCI AC Asia Pacific Index	9.41%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-722-4550.

The MSCI AC (All Country) Pacific Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

(Unaudited)

CHANGE IN VALUE OF $1,000,000 INVESTMENT

This chart illustrates the performance of a hypothetical $1,000,000 investment made in the Loeb King Asia Fund’s Institutional Class shares on March 28, 2014, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions, if any. Fee waivers are in effect. In the absence of such waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Total Return Period ended August 31, 2014	Since Inception (03/28/2014)
Loeb King Asia Fund — Institutional Class	4.50%
MSCI AC Asia Pacific Index	9.41%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-722-4550

The MSCI AC (All Country) Pacific Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

Loeb King Alternative Strategies Fund
As of August 31, 2014
(Unaudited)

Purchased Options, 0.8%
Other Assets in Excess of Liabilities, 14.6%
Closed End Funds, 0.0%
Exchange Traded Funds, 0.1%
Commercial Paper, 0.4%
Bank Loans, 2.4%
Corporate Bonds, 1.4%
Convertible Bonds, 0.2%
Preferred Stocks, 0.3%
REITs, 2.3%
Common Stocks, 77.5%

Percentages represent value of long positions as a percentage of net assets.

Loeb King Asia Fund
As of August 31, 2014
(Unaudited)

Other Assets in Excess of Liabilities, 17.2%
Purchased Put Options, 0.2%
Common Stocks, 82.6%

Percentages represent value of long positions as a percentage of net assets.

Loeb King Alternative Strategies Fund
Schedule of Investments
August 31, 2014

	Shares	Value
COMMON STOCKS - 77.5%
Consumer Discretionary - 15.5%
Bally Technologies, Inc. (b)	25	$1,982
Charm Communications, Inc. - ADR (a)(b)	15,672	72,091
Coach, Inc. (k)	2,040	75,133
Darden Restaurants, Inc. (k)	3,968	187,766
DIRECTV (b)(e)	6,849	592,096
DISH Network Corp. (b)(e)	2,055	133,185
Dollar General Corp. (b)(k)	3,100	198,369
Family Dollar Stores, Inc.	2,860	228,314
GTech Spa (a)	9,211	219,183
Imvescor Restaurant Group, Inc. (a)(b)	53,751	96,893
International Game Technology Co. (e)(k)	7,406	124,865
Isle of Capri Casinos, Inc. (b)	614	5,078
Lin Media LLC (b)	2,270	52,936
Loral Space & Communications, Inc. (b)	2,038	152,687
MGM Resorts International (b)	318	7,781
Morgans Hotel Group Co. (b)	4,650	35,154
Multimedia Games Holding Co., Inc. (b)	3,831	106,540
New York & Co., Inc. (b)	9,617	32,698
Overstock.com, Inc. (b)	6,979	123,319
Pier 1 Imports, Inc. (k)	11,300	178,088
Shutterfly, Inc. (b)(k)	2,300	117,323
Sizmek, Inc. (b)	422	3,714
Sky Deutschland AG (a)(b)	19,887	175,676
Sony Corp. (a)	9,424	180,247
Takata Corp. (a)	1,923	38,148
Tim Hortons, Inc. (a)	1,854	149,029
Time Warner Cable, Inc. (e)	4,029	596,010
TRW Automotive Holdings Corp. (b)(k)	1,000	96,290
Vail Resorts, Inc.	4,192	333,222
Zagg, Inc. (b)	12,660	74,694
Total Consumer Discretionary		4,388,511
Consumer Staples - 3.8%
Chiquita Brands International, Inc. (b)	5,581	77,576
ConAgra Foods, Inc. (e)(k)	22,707	731,165
Maple Leaf Foods, Inc. (a)(e)	9,157	170,541
Mead Johnson Nutrition Co. (k)	1,001	95,696
Total Consumer Staples		1,074,978
Energy - 2.9%
Anadarko Petroleum Corp. (k)	1,619	182,445
Apache Corp.	2,864	291,641
Harvest Natural Resources, Inc. (b)	3,846	19,038
Leucrotta Exploration, Inc. (a)(b)	11,163	22,484
Overseas Shipholding Group, Inc. (b)(c)	499	1,796
Penn West Petroleum, Ltd. (a)	17,080	132,712
Petroamerica Oil Corp. (a)(b)	83,212	30,612
Renewable Energy Group, Inc. (b)	2,148	26,120
Syntroleum Corp. (b)(d)	10,214	44,208
	Shares	Value
Energy (continued)
Whiting Petroleum Corp. (b)	729	$67,549
Total Energy		818,605
Financials - 21.0%
1st United Bancorp, Inc.	22,047	191,809
Ally Financial, Inc. (b)	22,973	565,136
Aozora Bank Ltd. (a)(e)	180,825	616,972
Astoria Financial Corp.	21,462	280,508
BGC Partners, Inc. (e)	35,783	270,877
Capmark Financial Group, Inc. (b)	2,847	13,523
Cascade Bancorp (b)	8,362	43,148
Chong Hing Bank Ltd. (a)	16	37
Dab Bank AG (a)	8,715	54,737
Dah Sing Banking Group Ltd. (a)	26,417	47,448
Dah Sing Financial Holdings Ltd. (a)	7,710	45,265
Dime Community Bancshares, Inc.	9,691	149,629
Federal Home Loan Mortgage Corp. (b)	793	3,029
Federal National Mortgage Association (b)	633	2,462
FNFV Group (b)	3,844	57,583
Franklin Financial Corp. (b)	4,040	80,234
Hudson City Bancorp, Inc.	18,791	185,467
Huntingdon Capital Corp. (a)	6,052	73,194
LSB Financial Corp.	1,389	55,768
Meadowbrook Insurance Group, Inc. (e)	46,468	287,637
National Interstate Corp. (e)	24,301	680,428
New York Community Bancorp, Inc.	9,098	145,113
North Valley Bancorp (b)	6,474	135,954
OBA Financial Services, Inc. (b)(e)	15,558	341,654
OmniAmerican Bancorp, Inc. (e)	28,924	750,867
Protective Life Corp.	4,479	310,843
Rescap Liquidating Trust (b)	1,248	24,149
SP Bancorp, Inc. (b)	8,086	232,473
Synovus Financial Corp.	6,526	157,603
TF Financial Corp.	2,410	100,136
Valley National Bancorp	5,899	58,990
Total Financials		5,962,673
Health Care - 14.5%
Accretive Health, Inc. (b)	13,593	110,103
Actavis PLC (a)(b)(k)	3,435	779,676
Allergan, Inc. (e)(k)	4,405	721,011
Amarin Corp PLC - ADR (a)(b)	1,296	2,501
AstraZeneca PLC - ADR (a)(e)	4,113	312,629
Auxilium Pharmaceuticals, Inc. (b)	620	11,532
Baxter International, Inc.	1,195	89,601
Chindex International, Inc. (b)	2,273	54,348
Chugai Pharmaceutical Ltd. (a)	1,776	56,244
CONMED Corp.	4,644	183,438
Endo International PLC (a)(b)	2,302	146,339
Extendicare, Inc. (a)	82,564	651,521

The accompanying notes are an integral part of these financial statements.

Loeb King Alternative Strategies Fund
Schedule of Investments
August 31, 2014

	Shares	Value
Health Care (continued)
Intermune, Inc. (b)	7,792	$572,323
Medtronic, Inc.	2,113	134,915
Smith & Nephew PLC - ADR (a)	2,128	184,923
Valeant Pharmaceuticals International, Inc. (a)(b)(k)	795	93,254
Total Health Care		4,104,358
Industrials - 4.4%
B/E Aerospace, Inc. (b)	800	67,792
Brinks Co.	18,983	519,755
Foster Wheeler AG (a)	8,088	263,992
R.R. Donnelley & Sons Co.(k)	20,917	369,603
URS Corp.	643	38,953
Total Industrials		1,260,095
Information Technology - 10.7%
BlackBerry Ltd. (a)(b)	3,860	39,295
Compuware Corp. (e)(k)	15,700	146,795
International Rectifier Corp. (b)	1,844	72,654
Marvell Technology Group Ltd. (a)	5,655	78,661
Micros Systems, Inc. (b)	17,767	1,207,623
Nokia Corp. - ADR (a)(e)(k)	47,688	399,149
Nuance Communications, Inc. (b)	20,253	344,503
Omnivision Technologies, Inc. (b)	1,967	53,325
Quantum Corp. (b)	19,704	24,630
Reald, Inc. (b)(k)	11,400	106,134
Shanda Games Ltd. - ADR (a)(b)	7,413	47,666
Sigma Designs, Inc. (b)	19,539	94,569
Tibco Software, Inc. (b)(k)	2,500	52,100
TiVo, Inc. (b)(e)(k)	20,848	293,748
Zillow, Inc., Class A (b)	412	59,105
Total Information Technology		3,019,957
Materials - 2.4%
Axiall Corp. (k)	2,552	106,112
Barrick Gold Corp. (a)	3,920	72,089
Elgin Mining, Inc. (a)(b)	76,655	29,610
First Quantum Minerals Ltd. (a)	3,282	73,681
Gold Reserve, Inc. (a)(b)	2,030	8,424
KWG Resources, Inc. (a)(b)	1,938,864	89,160
Newmont Mining Corp. (e)	8,792	238,175
Solitario Exploration & Royalty Corp. (b)	42,125	63,188
Sulliden Mining Capital, Inc. (a)(b)	1,618	640
Verso Paper Corp. (b)	891	2,896
Total Materials		683,975
Telecommunication Services - 2.3%
Bell Aliant, Inc. (a)	3,739	106,087
Enventis Corp.	339	6,031
Globalstar, Inc. (b)(k)	17,930	71,361
	Shares	Value
Telecommunication Services (continued)
Inteliquent, Inc.	2,598	$31,696
T-Mobile US, Inc. (b)(e)	7,912	237,993
TW Telecom, Inc. (b)	4,901	201,112
Total Telecommunication Services		654,280
TOTAL COMMON STOCKS (Cost $21,515,826)		21,967,432
PREFERRED STOCKS - 0.3%
Financials - 0.3%
Ally Financial, Inc. (c)	31	31,168
American Homes 4 Rent - Series A, 5.00%	620	15,574
American Homes 4 Rent - Series B, 5.00%	82	2,028
American Homes 4 Rent - Series C	1,152	28,627
Fannie Mae 0.00% (b)(g)	665	7,315
Federal Home Loan Mortgage Corp. (b)	411	4,172
Total Financials		88,884
TOTAL PREFERRED STOCKS (Cost $87,314)		88,884
REITS - 2.3%
American Realty Capital Healthcare Trust, Inc.	16,152	177,188
CBS Outdoor Americas, Inc. (e)(k)	3,336	114,658
Healthlease Properties Real Estate Investment Trust (a)	13,953	180,813
Newcastle Investment Corp. (e)	12,073	163,589
Strategic Hotels & Resorts, Inc., Preferred Series	251	6,476
TOTAL REITS (Cost $644,140)		642,724
CONVERTIBLE BONDS - 0.2%
Information Technology - 0.2%	Principal
Nortel Networks Corp., 1.75%, 4/15/2015 (a)(b)(f)	$40,000	40,100
Total Information Technology		40,100
TOTAL CONVERTIBLE BONDS (Cost $40,790)		40,100
CORPORATE BONDS - 1.4%
Consumer Discretionary - 0.0%
Cengage Learning Acquisitions, Inc., 12.00%, 6/30/2019 (c)(d)(f)(i)	11,000	4,070
Total Consumer Discretionary		4,070
Energy - 0.3%
Overseas Shipholding Group, Inc., 8.13%, 3/30/2018	72,000	74,520
Total Energy		74,520
Financials - 0.7%
GFI Group, Inc., 10.38%, 7/19/2018 (h)	86,000	105,242
Lehman Brothers Holdings, Inc., 5.63%, 12/31/2014 (b)(f)	542,000	108,739
Total Financials		213,981

The accompanying notes are an integral part of these financial statements.

Loeb King Alternative Strategies Fund
Schedule of Investments
August 31, 2014

	Principal	Value
Health Care - 0.3%
Biomet, Inc., 6.50%, 10/1/2020	$32,000	$34,120
Radiation Therapy Services, Inc., 8.88%, 1/15/2017	41,000	40,795
Total Health Care		74,915
Materials - 0.1%
Hexion US Finance Corp., 6.63%, 4/15/2020	30,000	31,575
Verso Paper Corp., 11.75%, 1/15/2019	5,000	4,675
Total Materials		36,250
Telecommunication Services - 0.0%
Nii Capital Corp., 7.63%, 4/1/2021	8,000	1,200
Total Telecommunication Services		1,200
TOTAL CORPORATE BONDS (Cost $403,562)		404,936
BANK LOANS - 2.4%
Amaya Gaming Group, Inc.
5.00%, 8/01/2021 (g)	$25,000	24,750
8.00%, 8/01/2022 (g)	8,000	8,120
Clear Channel Outdoor Holdings, Inc., 6.75%, 1/30/2019 (g)	47,750	47,014
CRC Health Group, Inc., 9.00%, 9/28/2021 (g)	50,000	50,312
Energy Future Intermediate Holding, 4.25%, 6/19/2016 (g)	40,000	40,040
Fairpoint Communications, Inc., 7.50%, 2/14/2019 (g)	36,999	37,717
Harland Clarke Holdings, 6.00%, 8/04/2019 (g)	22,713	22,940
HD Supply, Inc., 4.00%, 6/28/2018 (g)	78,400	77,969
Caesars, 6.25%, 5/08/2021 (g)	50,000	48,821
Manwin Licensing International., 14.00%, 10/4/2018 (g)	25,200	27,405
NRG Energy, Inc., 2.75%, 7/1/2018 (g)	52,601	52,195
Overseas Shipholding Group, Inc.
5.25%, 8/05/2019 (g)	6,000	6,030
5.25%, 8/05/2019 (g)	13,000	13,081
Pelican Products, Inc., 9.25%, 4/11/2021 (g)	25,000	25,000
Reynolds Group, 4.00%, 12/1/2018 (g)	22,885	22,823
Shearer's Foods, 7.75%, 6/30/2022 (g)	13,000	12,870
Texas Competitive Electrical Holdings Co., 3.75%, 5/05/2016 (g)	10,723	10,787
TransDigm, Inc., 3.50%, 2/14/2017 (g)	51,607	51,435
Travelport LLC, 6.00%, 9/02/2021 (g)	48,000	48,886
Twin River, 5.25%, 7/10/2020 (g)	57,000	57,047
TOTAL BANK LOANS (Cost $686,636)		685,242
EXCHANGE TRADED FUNDS - 0.1%	Shares
ProShares Short 20+ Year Treasury (b)	1,580	42,976
TOTAL EXCHANGE TRADED FUNDS (Cost $49,247)		42,976
	Shares	Value
CLOSED END FUNDS - 0.0%
Medallion Financial Corp.	255	$3,085
TOTAL CLOSED END FUNDS (Cost $2,931)		3,085
PURCHASED OPTIONS - 0.8%
Call Options - 0.2%
BGC Partners, Inc.	Contracts (j)
Expiration: November 2014, Exercise Price: $10.00	81	—
CME Group, Inc.
Expiration: September 2014, Exercise Price: $77.50	8	360
Expiration: September 2014, Exercise Price: $80.00	2	20
Conns, Inc.
Expiration: September 2014, Exercise Price: $45.00	4	1,220
Expiration: October 2014, Exercise Price: $50.00	4	736
Dollar Tree, Inc.
Expiration: January 2015, Exercise Price: $70.00	5	—
Joy Global, Inc.
Expiration: September 2014, Exercise Price: $65.00 (k)	4	328
Nuance Communications, Inc.
Expiration: October 2014, Exercise Price: $23.00	71	—
Expiration: October 2014, Exercise Price: $24.00	87	—
S&P 500 Index
Expiration: September 2014, Exercise Price: $1,950.00	6	33,540
Expiration: September 2014, Exercise Price: $1,995.00	9	18,270
Smith & Nephew PLC
Expiration: December 2014, Exercise Price: $100.00	3	825
Put Options - 0.6%
Actavis PLC
Expiration: December 2014, Exercise Price: $215.00	9	7,920
Expiration: December 2014, Exercise Price: $235.00	10	17,900
American Capital Agency Corp.
Expiration: January 2015, Exercise Price: $18.00	1	5
Annaly Capital Management, Inc.
Expiration: January 2015, Exercise Price: $8.00	3	—
AstraZeneca PLC
Expiration: October 2014, Exercise Price: $67.50	19	1,520

The accompanying notes are an integral part of these financial statements.

Loeb King Alternative Strategies Fund
Schedule of Investments
August 31, 2014

	Contracts (j)	Value
Put Options (continued)
Expiration: October 2014, Exercise Price: $70.00	33	$4,752
B/E Aerospace, Inc.
Expiration: January 2015, Exercise Price: $95.00	8	9,760
Biodelivery Sciences International, Inc.
Expiration: September 2014, Exercise Price: $5.00	9	—
Expiration: September 2014, Exercise Price: $7.50	9	—
CBOE Russell 2000 Index
Expiration: September 2014, Exercise Price: $1,130.00	5	2,435
Expiration: September 2014, Exercise Price: $1,140.00	6	3,828
Expiration: September 2014, Exercise Price: $1,145.00	2	1,492
Expiration: September 2014, Exercise Price: $1,150.00	1	850
Expiration: October 2014, Exercise Price: $1,140.00	2	3,200
Expiration: October 2014, Exercise Price: $1,150.00	2	3,878
Expiration: October 2014, Exercise Price: $1,160.00	3	6,927
Expiration: October 2014, Exercise Price: $1,170.00	3	7,950
Expiration: December 2014, Exercise Price: $1,140.00	1	3,480
Compuware Corp.
Expiration: November 2014, Exercise Price: $9.00	157	7,065
Globalstar, Inc.
Expiration: April 2015, Exercise Price: $3.00	111	6,105
Intel Corp.
Expiration: October 2014, Exercise Price: $30.00	47	564
International Game Technology
Expiration: January 2015, Exercise Price: $16.00	8	360
iShares Russell 2000 Index
Expiration: September 2014, Exercise Price: $112.00	51	2,448
Expiration: September 2014, Exercise Price: $114.00	10	770
Expiration: December 2014, Exercise Price: $115.00	11	4,543
M&T Bank Corp.
Expiration: January 2015, Exercise Price: $130.00	6	5,700
	Contracts (j)	Value
Nuance Communications, Inc.
Expiration: October 2014, Exercise Price: $16.00	115	$4,600
Expiration: October 2014, Exercise Price: $17.00	51	3,570
Penn West Petroleum, Ltd.
Expiration: September 2014, Exercise Price: $7.00	135	945
Expiration: October 2014, Exercise Price: $7.00	31	465
Qualcomm, Inc.
Expiration: September 2014, Exercise Price: $75.00	6	300
R.R. Donnelley & Sons Co.
Expiration: October 2014, Exercise Price: $17.00	19	570
S&P 500 Index
Expiration: September 2014, Exercise Price: $1,940.00	1	475
Expiration: September 2014, Exercise Price: $1,975.00	1	970
Expiration: October 2014, Exercise Price: $1,870.00	1	710
Expiration: October 2014, Exercise Price: $1,950.00	1	1,800
Expiration: October 2014, Exercise Price: $1,990.00	1	2,830
Expiration: October 2014, Exercise Price: $1,995.00	1	3,143
Expiration: October 2014, Exercise Price: $2,000.00	2	6,380
Expiration: December 2014, Exercise Price: $1,940.00	1	3,860
Smith & Nephew PLC
Expiration: October 2014, Exercise Price: $95.00	10	8,000
SPDR S&P 500 Index
Expiration: September 2014, Exercise Price: $193.00	10	440
Expiration: September 2014, Exercise Price: $197.00	21	2,100
Expiration: September 2014, Exercise Price: $198.00	17	2,091
Expiration: October 2014, Exercise Price: $195.00	20	3,700
Expiration: October 2014, Exercise Price: $197.00	8	1,872
Expiration: October 2014, Exercise Price: $199.00	15	4,380
Expiration: November 2014, Exercise Price: $195.00	20	6,040

The accompanying notes are an integral part of these financial statements.

Loeb King Alternative Strategies Fund
Schedule of Investments
August 31, 2014

	Contracts (j)	Value
Tesla Motors, Inc.
Expiration: September 2014, Exercise Price: $220.00	1	$23
Tibco Software, Inc.
Expiration: September 2014, Exercise Price: $18.00	33	165
T-Mobile US, Inc.
Expiration: January 2015, Exercise Price: $32.00	41	13,120
Vail Resorts, Inc.
Expiration: September 2014, Exercise Price: $80.00	10	1,400
WisdomTree Japan Hedged Equity Fund
Expiration: October 2014, Exercise Price: $50.00	16	1,776
	Contracts (j)	Value
TOTAL PURCHASED OPTIONS (Cost $348,622)		$234,476
COMMERCIAL PAPER - 0.4%	Par Value
Pacific Drilling SA, 8.25%, 2/23/2015	$100,000	102,000
TOTAL COMMERCIAL PAPER (Cost $102,432)		102,000
Total Investments (Cost $23,881,500) - 85.4%		$24,211,855
Other Assets in Excess of Liabilities - 14.6%		4,144,491
TOTAL NET ASSETS - 100.0%		$28,356,346

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

PLC Public Limited Company

(a)	Foreign security.
(b)	Non-income producing security.
(c)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At August 31, 2014, the value of these long securities total $37,034 which represents 0.1% of total net assets.
(d)	Securities for which market quotations are not readily available are valued at fair value determined by the Adviser. Such values are approved on a quarterly basis by the Board of Trustees. The total fair value of such long securities at August 31, 2014 is $48,278 which represents 0.2% of total net assets.
(e)	All or a portion of the security has been pledged in connection with open short securities and written options contracts.
(f)	Represents a security in default.
(g)	Variable rate security. The rate shown represents the rate at August 31, 2014.
(h)	Represents a step bond. The rate shown represents the rate at August 31, 3014.
(i)	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of August 31, 2014 the value of these investments was $4,070 or 0.0% of total net assets.
(j)	Each contract is equivalent to 100 shares of common stock.
(k)	Subject to call option written.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Loeb King Alternative Strategies Fund
Schedule of Securities Sold Short (b)
August 31, 2014

	Shares	Value
COMMON STOCKS - (13.9%)
Consumer Discretionary - (3.8%)
Burger King Worldwide, Inc.	1,488	$47,676
Comcast Corp. - Class A	11,582	633,883
Conns, Inc.	800	35,864
Liberty Global PLC - Class A (a)	1,962	85,681
Liberty Global PLC - Series C (a)	4,808	201,599
Panasonic Corp. (a)	4,114	50,256
Remy International, Inc.	684	15,116
Total Consumer Discretionary		1,070,075
Energy - (0.5%)
Exxon Mobil Corp.	395	39,287
Kodiak Oil & Gas Corp. (a)	4,120	67,032
Renewable Energy Group, Inc.	2,662	32,370
Spartan Energy Corp. (a)	1	4
Total Energy		138,693
Financials - (5.2%)
BankUnited, Inc.	1,846	58,241
BofI Holding, Inc.	710	54,663
CME Group, Inc.	496	37,969
F.N.B Corp.	28,056	346,772
Intercontinental Exchange, Inc.	110	20,790
M&T Bank Corp.	941	116,336
National Penn Bancshares, Inc.	6,102	61,020
Old National Bancorp	3,153	41,273
Southside Bancshares, Inc.	8,637	296,681
Springleaf Holdings, Inc.	1,005	33,446
Towne Bank	5,657	82,932
Trico Bancshares	6,107	136,491
Valley National Bancorp	19,782	197,820
Total Financials		1,484,434
Health Care - (1.5%)
Abbvie, Inc.	2,903	160,478
Athenahealth, Inc.	196	28,310
Covidien PLC (a)	2,211	191,981
Johnson & Johnson	92	9,543
QLT, Inc. (a)	2,005	11,008
Zimmer Holdings, Inc.	93	9,236
Total Health Care		410,556
Industrials - (0.1%)
Aecom Technology Corp.	472	17,861
Total Industrials		17,861
Information Technology - (0.7%)
Fleetcor Technologies, Inc.	100	14,369
Intel Corp.	988	34,501
Qualcomm, Inc.	1,313	99,919
Trulia, Inc.	927	57,131
Total Information Technology		205,920
	Shares	Value
Materials - (0.5%)
Asanko Gold, Inc. (a)	1	$2
First Quantum Minerals Ltd. (a)	3,175	71,279
B2Gold Corp. (a)(b)	23,996	61,794
Mandalay Resources Corp. (a)	18,748	19,657
Total Materials		152,732
Telecommunication Services - (1.6%)
AT&T, Inc.	6,197	216,647
BCE, Inc. (a)	1,787	80,450
Consolidated Communications Holdings, Inc.	259	6,314
Fairpoint Communications, Inc.	354	5,721
Level 3 Communications, Inc.	3,431	154,258
Total Telecommunication Services		463,390
TOTAL COMMON STOCKS (Proceeds $3,823,613)		3,943,661
PREFERRED STOCKS - (0.0%)
Consumer Discretionary - (0.0%)
Cengage Learning, Inc.	85	2,720
Total Consumer Discretionary		2,720
TOTAL PREFERRED STOCKS (Proceeds $3,206)		2,720
REITS - (0.7%)
American Capital Agency Corp.	1,732	40,962
Ventas, Inc.	2,454	161,424
TOTAL REITS (Proceeds $197,070)		202,386
CORPORATE BONDS - (0.8%)
Consumer Staples - (0.1%)	Principal
Constellation Brands, Inc., 4.25%, 5/1/2023	$17,000	17,170
Elizabeth Arden, Inc., 7.38%, 3/15/2021	10,000	9,375
Total Consumer Staples		26,545
Industrials - (0.3%)
HD Supply, Inc., 7.50%, 7/15/2020	51,000	54,825
TransDigm, Inc., 7.50%, 7/15/2021	34,000	37,145
Total Industrials		91,970
Information Technology - (0.1%)
International Business Machines Corp., 3.63%, 2/12/2024	24,000	24,895
Total Information Technology		24,895
Materials - (0.1%)
Hexion US Finance Corp.
8.88%, 2/1/2018	20,000	20,750
9.00%, 11/15/2020	10,000	10,125
Total Materials		30,875
Telecommunication Services - (0.1%)
Verizon Communications, Inc.
6.55%, 9/15/2043	8,000	10,304
5.01%, 8/21/2054 (c)	10,000	10,433
Total Telecommunication Services		20,737

The accompanying notes are an integral part of these financial statements.

Loeb King Alternative Strategies Fund
Schedule of Securities Sold Short (b)
August 31, 2014

	Principal	Value
Utilities - (0.1%)
NRG Energy, Inc., 7.88%, 5/15/2021	$32,000	$35,120
Total Utilities		35,120
TOTAL CORPORATE BONDS (Proceeds $226,042)		230,142
EXCHANGE TRADED FUNDS - (9.3%)	Shares
Energy Select SPDR Fund	1,465	144,654
Hang Seng Investment Index Funds Series - H Share Index ETF (a)	498	7,184
iShares FTSE A50 China Index ETF Fund (a)	26,580	31,656
iShares iBoxx $ High Yield Corporate Bond ETF	3,748	353,211
iShares Russell 2000 ETF	1,371	159,804
Market Vectors Gaming ETF	33	1,576
Market Vectors Gold Miners ETF	4,911	131,075
Market Vectors Pharmaceutical ETF	364	22,633
Market Vectors Semiconductor ETF	1,484	76,693
Nomura NIKKEI 225 ETF (a)	669	100,757
Nomura TOPIX ETF (a)	21,830	271,708
Powershares QQQ Trust Series 1	2,054	204,948

	Shares	Value
EXCHANGE TRADED FUNDS (continued)
SPDR S&P 500 ETF	2,350	$471,668
SPDR S&P Oil & Gas Exploration & Production ETF	2,815	222,526
SPDR S&P Regional Banking ETF	9,351	364,221
SPDR S&P Retail ETF	584	51,877
Vanguard REIT ETF	167	12,889
TOTAL EXCHANGE TRADED FUNDS (Proceeds $2,577,477)		2,629,080
CLOSED END FUNDS - (0.4%)
Prospect Capital Corp.	10,071	103,832
TOTAL CLOSED END FUNDS (Proceeds $104,607)		103,832
US GOVERNMENT NOTE - (0.3%)	Principal
United States Treasury Note, 1.38%, 7/31/18	$86,000	86,047
TOTAL US GOVERNMENT NOTE (Proceeds $85,946)		86,047
Total Securities Sold Short (Proceeds $7,017,961) - (25.4%)		$7,197,868

Percentages are stated as a percent of net assets.

As of August 31, 2014, securities and cash collateral of $14,781,087 has been pledged in connection with open short securities and written options contracts.

(a)	Foreign security.
(b)	Non-income producing security.
(c)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At August 31, 2014, the value of these short securities total $10,433 which represents 0.0% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Loeb King Alternative Strategies Fund
Schedule of Call Options Written
August 31, 2014

	Number of Contracts (a)	Value
CALL OPTIONS (0.67%)
Actavis PLC
Expiration: September 2014, Exercise Price: $200.00	3	$7,860
Allergan, Inc.
Expiration: September 2014, Exercise Price: $155.00	8	8,960
Expiration: October 2014, Exercise Price: $155.00	11	14,630
Expiration: October 2014, Exercise Price: $160.00	12	11,280
Anadarko Petroleum Corp.
Expiration: September 2014, Exercise Price: $105.00	4	3,260
Axiall Corp.
Expiration: September 2014, Exercise Price: $40.00	14	3,080
CBS Outdoor Americas, Inc.
Expiration: September 2014, Exercise Price: $32.00	11	2,255
Coach, Inc.
Expiration: September 2014, Exercise Price: $36.50	3	213
Expiration: September 2014, Exercise Price: $37.00	12	612
Compuware Corp.
Expiration: February 2015, Exercise Price: $11.00	157	2,355
ConAgra Foods, Inc.
Expiration: September 2014, Exercise Price: $32.00	19	1,292
Darden Restaurants, Inc.
Expiration: September 2014, Exercise Price: $47.00	24	3,240
Dollar General Corp.
Expiration: September 2014, Exercise Price: $60.00	17	7,208
Expiration: September 2014, Exercise Price: $61.00	4	1,480
Expiration: October 2014, Exercise Price: $60.00	5	2,600
Expiration: October 2014, Exercise Price: $62.50	5	1,600
Globalstar, Inc.
Expiration: April 2015, Exercise Price: $6.00	111	8,325
International Game Technology
Expiration: January 2015, Exercise Price: $18.00	8	280
Joy Global, Inc.
Expiration: September 2014, Exercise Price: $70.00	4	64
	Number of Contracts (a)	Value
Mead Johnson Nutrition Co.
Expiration: September 2014, Exercise Price: $90.00	2	$1,310
Expiration: September 2014, Exercise Price: $95.00	2	364
Nokia Corp.
Expiration: September 2014, Exercise Price: $8.00	30	1,470
Pier 1 Imports, Inc.
Expiration: September 2014, Exercise Price: $16.00	42	1,680
Expiration: October 2014, Exercise Price: $16.00	71	5,325
Reald, Inc.
Expiration: November 2014, Exercise Price: $10.00	114	5,130
R.R. Donnelley & Sons Co.
Expiration: September 2014, Exercise Price: $17.00	117	8,658
S&P 500 Index
Expiration: September 2014, Exercise Price: $1,930.00	6	43,500
Expiration: September 2014, Exercise Price: $1,990.00	9	21,240
Shutterfly, Inc.
Expiration: September 2014, Exercise Price: $47.50	8	3,520
Expiration: September 2014, Exercise Price: $50.00	15	3,525
Tibco Software, Inc.
Expiration: September 2014, Exercise Price: $20.00	15	2,025
Expiration: September 2014, Exercise Price: $22.00	10	400
TiVo, Inc.
Expiration: September 2014, Exercise Price: $14.00	58	2,146
TRW Automotive Holdings Corp.
Expiration: October 2014, Exercise Price: $100.00	20	5,600
Valeant Pharmaceuticals International, Inc.
Expiration: September 2014, Exercise Price: $110.00	4	3,096
Expiration: September 2014, Exercise Price: $115.00	2	1,020
Total Call Options Written (Premiums received $141,414)		$190,603

As of August 31, 2014, securities and cash collateral of $14,781,087 has been pledged in connection with open short securities and written options contracts.

(a)	Each contract is equivalent to 100 shares of common stock.

The accompanying notes are an integral part of these financial statements.

Loeb King Alternative Strategies Fund
Schedule of Total Return Swaps
August 31, 2014

Reference Entity	Counterparty	Termination Date	Interest Rate Receive/(Pay) (a)	Number of Contracts Long/(Short)	Notional Amount (b)	Unrealized Appreciation/ (Depreciation)
Australand Property Group	J.P. Morgan Chase	6/11/2015	3.14%	45,970	$194,563	$(1,790)
Bouygues SA	J.P. Morgan Chase	7/22/2015	0.60%	1,141	42,151	(270)
C&C Group PLC	J.P. Morgan Chase	7/22/2015	0.73%	12,844	71,284	1,454
Caisse Regionale de Credit Agricole Mutuel de Normandie-Seine	J.P. Morgan Chase	7/22/2015	0.60%	190	25,424	(84)
Caisse Regionale de Credit Agricole Mutuel Nord de France	J.P. Morgan Chase	7/22/2015	0.60%	386	8,354	(153)
Cia De Distribucion Integral	J.P. Morgan Chase	7/22/2015	0.60%	6,105	107,759	614
Corio NV	J.P. Morgan Chase	7/22/2015	0.60%	2,493	131,306	2,621
Credit Agricole Loire Haute-Loire	J.P. Morgan Chase	7/22/2015	0.60%	57	4,641	77
Exact Holding NV	J.P. Morgan Chase	7/22/2015	0.60%	1,371	50,972	369
Fiat SpA	J.P. Morgan Chase	7/22/2015	0.60%	15,753	150,007	3,993
Generale de Sante SA	J.P. Morgan Chase	7/22/2015	0.60%	1,474	31,315	351
Hyder Consulting PLC	J.P. Morgan Chase	1/23/2015	1.09%	12,397	145,218	6,462
Iomart Group PLC	J.P. Morgan Chase	1/23/2015	1.09%	11,756	55,381	(125)
Iron Ore Holdings Ltd.	J.P. Morgan Chase	8/17/2015	3.11%	11,243	13,887	(1,339)
Mecom Group PLC	J.P. Morgan Chase	1/23/2015	1.09%	8,359	19,764	254
PanAust Ltd.	J.P. Morgan Chase	5/19/2015	3.11%	9,525	20,788	(416)
Papillon Resources Ltd.	J.P. Morgan Chase	6/30/2015	3.11%	35,919	58,043	1,167
Readsoft AB - B Shares	J.P. Morgan Chase	7/22/2015	0.89%	471	3,884	(43)
Roc Oil Co., Ltd.	J.P. Morgan Chase	8/13/2015	3.11%	38,434	24,272	316
Safeway, Inc.	J.P. Morgan Chase	1/23/2015	0.35%	6,227	216,077	498
Schweizerische National-Versicherungs-Gesellschaft AG	J.P. Morgan Chase	7/22/2015	0.62%	1,295	115,614	55
Shire PLC	J.P. Morgan Chase	1/23/2015	1.09%	3,242	264,277	688
Smith & Nephew PLC	J.P. Morgan Chase	1/23/2015	1.09%	3,651	63,425	(206)
Telekom Austria AG	J.P. Morgan Chase	7/22/2015	0.60%	6,934	65,610	(740)
Tui Travel PLC	J.P. Morgan Chase	1/23/2015	1.09%	32,248	197,758	1,664
Vodafone Group PLC	J.P. Morgan Chase	1/23/2015	1.09%	35,651	118,985	3,381
Wotif.com Holdings Ltd.	J.P. Morgan Chase	7/15/2015	3.11%	5,642	17,344	45
Ziggo NV	J.P. Morgan Chase	7/22/2015	0.60%	9,622	448,587	9,086
Amec PLC	J.P. Morgan Chase	1/23/2015	(0.07)%	(7,277)	(132,693)	(3,216)
BC Iron Ltd.	J.P. Morgan Chase	8/17/2015	(1.86)%	(4,947)	(14,472)	1,581
IOOF Holdings Ltd.	J.P. Morgan Chase	5/29/2015	(2.11)%	(1)	(1,034)	1,033
iShares FTSE 100	J.P. Morgan Chase	1/23/2015	(1.58)%	(4,425)	(49,342)	(560)
iShares FTSE MIB UCITS ETF	J.P. Morgan Chase	7/22/2015	(2.20)%	(5,082)	(81,324)	(1,711)
Klepierre SA	J.P. Morgan Chase	7/22/2015	(0.64)%	(2,842)	(133,678)	(1,689)
Swiss Helvetia Fund, Inc.	J.P. Morgan Chase	7/22/2015	(0.60)%	(88)	(43,256)	(502)
Tui Ag Namen AKT	J.P. Morgan Chase	7/22/2015	(0.52)%	(12,867)	(192,051)	4,809
						$27,674
(a)	The interest rate represents the average financing rate as of August 31, 2014.
(b)	Notional value represents the market value (including any fees on commissions) of the long and short positions when they are established.

The accompanying notes are an integral part of these financial statements.

Loeb King Asia Fund
Schedule of Investments
August 31, 2014

	Shares	Value
COMMON STOCKS - 82.6%
Bermuda - 1.3%
Genting Hong Kong (a)(b)	227,395	$85,273
Genting Hong Kong Ltd. (a)	117,362	42,250
Total Bermuda		127,523
Hong Kong - 23.4%
Cosmo Lady China Holdings Co., Ltd. (a)(b)(c)	447,873	260,054
Dah Sing Financial Holdings Ltd. (a)(c)	184,600	1,083,774
Power Assets Holdings Ltd. (a)(c)	102,260	931,549
Qingling Motors Co. Ltd. H-Shares (a)	377,794	120,893
Total Hong Kong		2,396,270
Japan - 56.6%
Aozora Bank Ltd. (a)(c)	389,335	1,328,405
Avex Group Holdings, Inc. (a)	15,879	259,906
CAC Holdings Corp. (a)	14,237	181,854
DCM Holdings Co., Ltd. (a)(c)	33,606	228,034
Fancl Corp. (a)(c)	34,006	424,237
Fuji Machine Manufacturing Co. (a)	28,625	272,370
Fujitec Co., Ltd. (a)	9,267	108,395
Nippon Ceramic Co., Ltd. (a)(c)	26,236	406,230
Pasona Group, Inc. (a)(c)	62,539	343,215
Sankyo Co., Ltd. (a)	9,240	353,899
Sega Sammy Holdings, Inc. (a)	12,700	242,050
Showa Corp. (a)	12,106	135,785
SKY Perfect JSAT Holdings, Inc. (a)(c)	50,661	310,165
Softbank Corp. (a)	2,953	213,035
Sony Corp. (a)(c)	26,294	502,908
Takata Corp. (a)(c)	24,525	486,516
Total Japan		5,797,004
	Shares	Value
Malaysia - 1.3%
MPHB Capital Berhad (a)(b)	153,900	$128,413
Total Malaysia		128,413
TOTAL COMMON STOCKS (Cost $8,069,777)		8,449,210
PURCHASED PUT OPTIONS - 0.2%
WisdomTree Japan Hedged Equity Fund	Contracts (d)
Expiration September 2014, Exercise Price: $47.00	213	852
Expiration September 2014, Exercise Price: $48.00	458	5,496
Expiration September 2014, Exercise Price: $49.00	128	3,584
Expiration October 2014, Exercise Price: $49.00	87	6,090
Expiration October 2014, Exercise Price: $50.00	64	7,104
TOTAL PURCHASED PUT OPTIONS (Cost $60,709)		23,126
Total Investments (Cost $8,130,486) - 82.8%		$8,472,336
Other Assets in Excess of Liabilities - 17.2%		1,764,874
TOTAL NET ASSETS - 100.0%		$10,237,210

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

(a)	Foreign security.
(b)	Non-income producing security.
(c)	All or a portion of this security is segregated as collateral for securities sold short.
(d)	Each contract is equivalent to 100 shares of common stock.

The accompanying notes are an integral part of these financial statements.

Loeb King Asia Fund
Schedule of Securities Sold Short (b)
August 31, 2014

	Shares	Value
COMMON STOCKS - (7.5%)
Bermuda - (1.3%)
Noble Group (a)	119,231	$129,822
Total Bermuda		129,822
Japan - (6.2%)
Fast Retailing Co. (a)	591	184,892
Mitsubishi UFJ Financial Group, Inc. (a)	8,900	51,170
Nippon Paper Industries (a)	2,800	45,157
Panasonic Corp. (a)	17,330	211,701
Shiseido Co., Ltd (a)	7,720	142,461
Total Japan		635,381
TOTAL COMMON STOCKS (Proceeds $790,611)		765,203
EXCHANGE TRADED FUNDS - (18.5%)
iShares MSCI Australia ETF	1,811	49,187
iShares MSCI Malaysia ETF	15,086	242,130
Nomura Nikkei 225 Index ETF (a)	3,927	591,438
Nomura Tokyo Price Index ETF (a)	39,602	492,908
WisdomTree Japan Hedged Equity Fund	1,655	82,551
Hang Seng Investment Index Funds Series - H Share Index ETF (a)	30,150	434,935
TOTAL EXCHANGE TRADED FUNDS (Proceeds $1,876,936)		1,893,149
Total Securities Sold Short (Proceeds $2,667,547) - (26.0%)		$2,658,352

Percentages are stated as a percent of net assets.

As of August 31, 2014, securities and cash collateral of $4,174,385 has been pledged in connection with open short securities.

(a)	Foreign security.
(b)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Loeb King Asia Fund
Schedule of Total Return Swaps
August 31, 2014

Reference Entity	Counterparty	Termination Date	Interest Rate Receive/(Pay) (a)	Number of Contracts Long/(Short)	Notional Amount (b)	Unrealized Appreciation/ (Depreciation)
Billabong International Ltd.	J.P. Morgan Chase	8/18/2015	3.108%	495,880	$263,712	$(2,045)
GrainCorp Ltd. - A	J.P. Morgan Chase	7/30/2015	3.106%	35,177	289,229	8,425
MPHB Capital Berhad	J.P. Morgan Chase	4/8/2015	0.155%	415,000	334,255	12,017
						$18,397
(a)	The interest rate represents the average financing rate as of August 31, 2014.
(b)	Notional value represents the market value (including any fees on commissions) of the long and short positions when they are established.

The accompanying notes are an integral part of these financial statements.

Loeb King Asia Fund
Portfolio Diversification
August 31, 2014

LONG SECURITIES

	Value	Percentage
COMMON STOCKS
Consumer Discretionary	$3,027,733	29.6%
Consumer Staples	424,237	4.1
Financials	2,540,592	24.8
Industrials	723,980	7.1
Information Technology	588,084	5.8
Telecommunication Services	213,035	2.1
Utilities	931,549	9.1
TOTAL COMMON STOCKS	8,449,210	82.6
PURCHASED PUT OPTIONS	23,126	0.2
Total Investments	8,472,336	82.8
Other Assets in Excess of Liabilities	1,764,874	17.2
TOTAL NET ASSETS	$10,237,210	100.0%

SHORT SECURITIES

	Value	Percentage
COMMON STOCKS
Consumer Discretionary	$(396,593)	(3.9)%
Consumer Staples	(142,461)	(1.4)
Financials	(51,170)	(0.5)
Industrials	(129,822)	(1.3)
Materials	(45,157)	(0.4)
TOTAL COMMON STOCKS	(765,203)	(7.5)
EXCHANGE TRADED FUNDS	(1,893,149)	(18.5)
TOTAL SECURITIES SOLD SHORT	(2,658,352)	(26.0)%

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

Loeb King Trust
Statements of Assets & Liabilities
August 31, 2014

	Alternative Strategies Fund	Asia Fund
ASSETS
Investments, at value (cost $23,881,500 and $8,130,486)	$24,211,855	$8,472,336
Foreign currency, at value (cost $795,028 and $55,030)	800,658	54,996
Cash	370,560	1,653,229
Receivables:
Due from broker on swaps	—	37,350
Unrealized appreciation on open swap contracts	27,674	18,397
Investments sold	1,552,520	132,622
Fund shares sold	8,101	—
Dividends and interest	53,641	25,569
Deposits at brokers for securities sold short	10,331,761	2,504,044
Deferred offering costs	1,306	17,725
Prepaid expenses	28,076	26,860
Due from Adviser	—	38,708
TOTAL ASSETS	37,386,152	12,981,836
LIABILITIES
Written options, at value (premiums received $141,414 and $0)	190,603	—
Securities sold short, at value (proceeds received $7,017,961 and $2,667,547)	7,197,868	2,658,352
Payables:
Investments purchased	1,505,748	30,307
To distributor	2,196	222
To custodian	7,568	8,719
Dividends and interest on short positions	28,200	—
Currency payable	63	8
Due to broker on swaps	29,797	—
Due to Adviser	12,869	—
Accrued expenses and other liabilities	54,894	47,018
TOTAL LIABILITIES	9,029,806	2,744,626
NET ASSETS	$28,356,346	$10,237,210
Net assets consist of:
Paid-in capital	28,428,829	9,825,686
Accumulated net investment (loss)	(44,621)	(52,271)
Accumulated net realized gain (loss)	(276,106)	8,258
Net unrealized appreciation (depreciation) on:
Investments	444,501	379,433
Foreign currency and translations	119,311	86,095
Swap contracts	27,674	18,397
Securities sold short	(179,907)	9,195
Purchased options	(114,146)	(37,583)
Written options	(49,189)	—
NET ASSETS	$28,356,346	$10,237,210
Investor Class
Net assets	$3,390,345	$228,138
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	340,877	21,857
Net asset value, offering, and redemption price per share	$9.95	$10.44
Institutional Class
Net assets	$24,966,001	$10,009,072
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,504,118	957,912
Net asset value, offering, and redemption price per share	$9.97	$10.45

The accompanying notes are an integral part of these financial statements.

Loeb King Trust
Statements of Operations
For the Period Ended August 31, 2014

	Alternative Strategies Fund(1)	Asia Fund(2)
INVESTMENT INCOME
Dividend income(3)	$417,948	$91,632
Interest income	51,041	—
Term loan fee income	8,742	—
TOTAL INVESTMENT INCOME	477,731	91,632

EXPENSES
Advisory fees (Note 5)	266,925	54,528
Distribution fees - Investor Class (Note 5)	6,961	222
Dividend and interest expenses on securities sold short	171,525	33,495
Administration and accounting fees	95,401	30,488
Transfer agent fees and expenses	41,357	18,886
Federal and state registration fees	44,111	14,767
Custody fees	75,565	25,657
Audit and tax fees	17,000	17,111
Legal fees	68,304	18,095
Reports to shareholders	20,357	7,774
Trustees' fees	19,394	8,831
Organizational costs (Note 2)	53,834	13,229
Other expenses	39,479	5,262
TOTAL EXPENSES	920,213	248,345
Less waivers and reimbursement by Adviser (Note 5)	(387,543)	(142,286)
NET EXPENSES	532,670	106,059
NET INVESTMENT LOSS	(54,939)	(14,427)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	544,172	75,843
Swap contracts	(118,120)	87,871
Securities sold short	(371,530)	(110,684)
Purchased options	(444,071)	(125,004)
Written options	134,943	—
	(254,606)	(71,974)

Net change in unrealized appreciation (depreciation) on:
Investments	444,501	379,433
Foreign currency and translations	119,311	86,095
Swap contracts	27,674	18,397
Securities sold short	(179,907)	9,195
Purchased options	(114,146)	(37,583)
Written options	(49,189)	—
	248,244	455,537

NET REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS	(6,362)	383,563

NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(61,301)	$369,136
(1)	The Alternative Strategies Fund commenced operations on September 27, 2013.
(2)	The Asia Fund commenced operations on March 28, 2014.
(3)	Net of $12,841 and $3,677 in foreign withholding taxes and issuance fees.

The accompanying notes are an integral part of these financial statements.

Loeb King Trust
Statements of Changes in Net Assets
For the Period Ended August 31, 2014

	Alternative Strategies Fund(1)	Asia Fund(2)
FROM OPERATIONS
Net investment loss	$(54,939)	$(14,427)
Net realized gain (loss) on:
Investments	544,172	75,843
Swap contracts	(118,120)	87,871
Securities sold short	(371,530)	(110,684)
Purchased options	(444,071)	(125,004)
Written options	134,943	—
Net change in unrealized appreciation (depreciation) on:
Investments	444,501	379,433
Foreign currency and translations	119,311	86,095
Swap contracts	27,674	18,397
Securities sold short	(179,907)	9,195
Purchased options	(114,146)	(37,583)
Written options	(49,189)	—
Net increase(decrease) in net assets resulting from operations	(61,301)	369,136

FROM DISTRIBUTIONS
Net investment income - Investor Class	—	—
Net investment income - Institutional Class	(219)	—
Net realized gain on investments - Investor Class	(5,372)	—
Net realized gain on investments - Institutional Class	(20,701)	—
Net decrease in net assets resulting from distributions paid	(26,292)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold:
Investor Class	4,476,049	218,892
Institutional Class	33,884,913	10,803,472
Proceeds from shares issued to holders in reinvestment of dividends:
Investor Class	1,634	—
Institutional Class	20,919	—
Payments for shares redeemed:
Investor Class	(1,120,663)	—
Institutional Class	(8,918,913)	(1,154,290)
Net increase in net assets from capital share transactions	28,343,939	9,868,074

TOTAL INCREASE IN NET ASSETS	28,256,346	10,237,210

NET ASSETS:
Beginning of Period	100,000	—
End of Period	$28,356,346	$10,237,210
ACCUMULATED NET INVESTMENT LOSS	$(44,621)	$(52,271)
(1)	The Alternative Strategies Fund commenced operations on September 27, 2013.
(2)	The Asia Fund commenced operations on March 28, 2014.

The accompanying notes are an integral part of these financial statements.

Loeb King Trust
Statements of Changes in Net Assets
For the Period Ended August 31, 2014

	Alternative Strategies Fund(1)	Asia Fund(2)
CHANGES IN SHARES OUTSTANDING
Shares sold:
Investor Class	447,869	21,857
Institutional Class	3,384,113	1,074,978
Shares issued to holders as reinvestment of dividends:
Investor Class	163	—
Institutional Class	2,090	—
Shares redeemed:
Investor Class	(112,155)	—
Institutional Class	(887,085)	(117,066)
Net increase in shares outstanding	2,834,995	979,769
(1)	The Alternative Strategies Fund commenced operations on September 27, 2013.
(2)	The Asia Fund commenced operations on March 28, 2014.

The accompanying notes are an integral part of these financial statements.

Loeb King Alternative Strategies Fund-Investor Class
Financial Highlights
Per Share Data for a Share Outstanding Throughout the Period

Period Ended August 31, 2014(1)
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment loss(2)(10)	(0.06)
Net realized and unrealized gain on investments(7)	0.03
Total from investment operations	(0.03)
Less distributions paid:
From net realized gain on investments	(0.02)
Total distributions paid	(0.02)
Net Asset Value, End of Period	$9.95
Total return(3)(8)	(0.28%)

Supplemental Data and Ratios:
Net assets, end of period (000's)	$3,390

Ratio of expenses to average net assets(4)(9)
Before reimbursements and/or waivers	5.53%
After reimbursements and/or waivers	3.19%

Ratio of expenses excluding dividend and interest expense on short positions to average net assets(4)(9)
Before reimbursements and/or waivers	4.58%
After reimbursements and/or waivers	2.24%

Ratio of net investment loss to average net assets(4)(5)(9)
Before reimbursements and/or waivers	(3.04%)
After reimbursements and/or waivers	(0.70%)

Portfolio turnover rate(3)(6)	553%
(1)	The Fund commenced operations on September 27, 2013.
(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net investment loss ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ending August 31, 2014, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(8)	Total return in the above table represents the rate an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(9)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(10)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Loeb King Alternative Strategies Fund-Institutional Class
Financial Highlights
Per Share Data for a Share Outstanding Throughout the Period

	Period Ended August 31, 2014(1)
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment loss(2)(11)	(0.02)
Net realized and unrealized gain on investments(8)	0.01
Total from investment operations	(0.01)
Less distributions paid:
From net investment income (loss)	(0.00)	(3)
From net realized gain on investments	(0.02)
Total distributions paid	(0.02)
Net Asset Value, End of Period	$9.97
Total return(4)(9)	(0.08%)

Supplemental Data and Ratios:
Net assets, end of period (000's)	$24,966

Ratio of expenses to average net assets(5)(10)
Before reimbursements and/or waivers	5.10%
After reimbursements and/or waivers	2.95%

Ratio of expenses excluding dividend and interest expense on short positions to average net assets(5)(10)
Before reimbursements and/or waivers	4.14%
After reimbursements and/or waivers	1.99%

Ratio of net investment loss to average net assets(5)(6)(10)
Before reimbursements and/or waivers	(2.39%)
After reimbursements and/or waivers	(0.24%)

Portfolio turnover rate(4)(7)	553%
(1)	The Fund commenced operations on September 27, 2013.
(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(3)	Amount is less than 0.01 or (0.01).
(4)	Not annualized.
(5)	Annualized.
(6)	The net investment loss ratios include dividend and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(8)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ending August 31, 2014, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(9)	Total return in the above table represents the rate an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(10)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(11)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Loeb King Asia Fund-Investor Class
Financial Highlights
Per Share Data for a Share Outstanding Throughout the Period

Period Ended August 31, 2014(1)
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.03)
Net realized and unrealized gain on investments	0.47
Total from investment operations	0.44
Net Asset Value, End of Period	$10.44
Total return(3)(7)	4.40%

Supplemental Data and Ratios:
Net assets, end of period (000's)	$228

Ratio of expenses to average net assets(4)
Before reimbursements and/or waivers	7.12%
After reimbursements and/or waivers	3.23%

Ratio of expenses excluding dividend and interest expense on short positions to average net assets(4)
Before reimbursements and/or waivers	6.13%
After reimbursements and/or waivers	2.24%

Ratio of net investment loss to average net assets(4)(5)
Before reimbursements and/or waivers	(4.61%)
After reimbursements and/or waivers	(0.72%)

Portfolio turnover rate(3)(6)	176%
(1)	The Fund commenced operations on March 28, 2014.
(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net investment loss ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Total return in the above table represents the rate an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, if any.

The accompanying notes are an integral part of these financial statements.

Loeb King Asia Fund-Institutional Class
Financial Highlights
Per Share Data for a Share Outstanding Throughout the Period

Period Ended August 31, 2014(1)
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.02)
Net realized and unrealized gain on investments	0.47
Total from investment operations	0.45
Net Asset Value, End of Period	$10.45
Total return(3)(7)	4.50%

Supplemental Data and Ratios:
Net assets, end of period (000's)	$10,009

Ratio of expenses to average net assets(4)
Before reimbursements and/or waivers	6.84%
After reimbursements and/or waivers	2.91%

Ratio of expenses excluding dividend and interest expense on short positions to average net assets(4)
Before reimbursements and/or waivers	5.92%
After reimbursements and/or waivers	1.99%

Ratio of net investment loss to average net assets(4)(5)
Before reimbursements and/or waivers	(4.32%)
After reimbursements and/or waivers	(0.39%)

Portfolio turnover rate(3)(6)	176%
(1)	The Fund commenced operations on March 28, 2014.
(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net investment loss ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Total return in the above table represents the rate an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, if any.

The accompanying notes are an integral part of these financial statements.

Loeb King Trust
Notes to the Financial Statements
August 31, 2014

1.    Organization

The Loeb King Alternative Strategies Fund (the “Alternative Strategies Fund”) and the Loeb King Asia Fund (the “Asia Fund”) (each a “Fund” and together, the “Funds”) are each series of the Loeb King Trust (the “Trust”) which was formed as a Delaware statutory trust on May 22, 2013, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are open-end, diversified, management investment companies. The Funds are managed by Carl M. Loeb Advisory Partners L.P. (the “Adviser”). The Alternative Strategies Fund’s investment objective is to seek positive absolute returns and income with lower volatility than global capital markets and traditional investment strategies. The Asia Fund’s investment objective is to generate attractive risk adjusted returns in the Asian capital markets. The Alternative Strategies Fund commenced operations on September 27, 2013. The Asia Fund commenced operations on March 28, 2014.

The Asia Fund acquired the assets and liabilities of Loeb Asia Fund, L.P., a Delaware limited partnership (the “Predecessor Private Fund”), in a tax-free reorganization completed at the close of business on March 28, 2014, the date the Asia Fund commenced operations. The Predecessor Private Fund had an investment objective and investment policies that were, in all material respects, equivalent to those of the Asia Fund. However, the Predecessor Private Fund was not registered as an investment company under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Class A Interests in the Predecessor Private Fund were subject to an annual management fee of 0.40% and non-trade related fund expenses (e.g., custodial fees, audit fees) capped at a maximum of 0.25%. Additionally, Class A Interests were subject to a performance fee of 27.5% of all gains in each fiscal year in excess of 5% and were not eligible for redemption during an initial two-year “lock-up” period. Other classes of the Predecessor Private Fund were offered from time-to-time (none prior to the commencement of the Class A Interests) with similar non-trade related fund expenses, management fees of up to 1.00%, performance fees of up to 30% and lock-up periods of up to three years. The Asia Fund pays a management fee equal to 1.50% of average daily net assets and does not charge a performance fee. Upon completion of the reorganization, the net assets of the Asia Fund were $9,043,372. The number of shares of the Asia Fund issued in connection with the reorganization was 904,337, and the amount of net unrealized gains on the portfolio securities transferred to the Asia Fund was $29,158.

The Funds currently offer Investor Class and Institutional Class shares. Each class of shares differs principally in its distribution expenses. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.    Securities Valuation:    All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.    Use of Estimates:    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of revenue and expenses and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C.    Federal Income Taxes:    Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. Each Fund intends to distribute substantially all of its taxable income and net capital gains to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware; however, the Funds are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.    Securities Transactions, Income and Distributions:    Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis. Interest income, which includes the amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from GAAP. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Loeb King Trust
Notes to the Financial Statements
August 31, 2014

E.    Foreign Currency Translation:    The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency and forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

F.    Loan Participations and Assignments:    The Funds may invest in loan participations and assignments. When a Fund purchases loan participations, the Fund typically enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when the Fund purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing proceeds on such collateral or have its interest subordinated to other indebtedness of the obligor. Each Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the loan may not be utilized by the borrower. These types of investments may include standby financing commitments, such as revolving credit facilities, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

G.    Convertible Securities:    The Funds may invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if they had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. Each Fund may attempt to hedge some of its investments in convertible debt securities by selling short the issuer’s common stock.

H.    Short Sales:    The Funds sell securities they do not own as a hedge against some of their long positions and/or in anticipation of a decline in the market value of that security (short sale). When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Funds are also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with brokers for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amount of fees incurred is included in dividend and interest on securities sold short in the Statements of Operations.

I.    Master Agreements:    The Funds are party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Funds. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Funds may occur upon a decline in the Funds’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Funds’ counterparties to

Loeb King Trust
Notes to the Financial Statements
August 31, 2014

elect early termination could impact the Funds’ future derivative activity. Collateral and margin requirements differ between exchange traded derivatives and over-the-counter (“OTC”) derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (futures contracts, options and centrally cleared swaps) pursuant to the governing agreements for those investment types. For OTC derivatives traded under an ISDA Master Agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount and can vary depending on the counterparty and the type of the agreement. For swaps, futures and forward foreign currency exchange contracts, a Fund may be required to post collateral if the Fund is in a net liability position with the counterparty exceeding certain amounts. Generally, collateral is determined at the close of fund business each day. Collateral posted for the benefit of the Fund is held in a segregated account by a custodian of the Funds’ custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Schedule of Investments. Collateral pledged by each Fund is segregated by the Fund’s custodian and identified in the Fund’s Schedule of Investments. Collateral can be in the form of cash, debt securities issued by the U.S. Government and related agencies, other securities or money market funds as agreed to by the Fund’s and the applicable counterparty. Collateral requirements are generally determined based on each Fund’s net position with each counterparty. Each Fund’s derivative assets and liabilities on the Statements of Assets and Liabilities are presented net only within a derivative type when a legally enforceable master netting agreement exists between the Fund and a derivative counterparty. For additional information regarding the offsetting of assets and liabilities at August 31, 2014, please reference the table in Note 4.

J.    Futures Contracts:    The Funds may invest in futures contracts as part of their investment strategy. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. No monies are paid to or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments to and from the broker, will be made on a periodic basis as the price of the underlying instruments fluctuates. Changes in market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses represent the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired, and are reported on the Statements of Operations. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is presented as Deposits at brokers for securities sold short on the Statements of Assets and Liabilities. The use of long futures contracts subjects a Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the contract amount of the futures contracts. The use of short futures contracts subjects a Fund to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

K.    Forward Foreign Currency Exchange Contracts:    The Funds may buy and sell forward foreign currency exchange contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized appreciation or depreciation. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if a Fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments. There were no forward foreign currency exchange contracts outstanding for the Funds at the period ended August 31, 2014.

L.    Swap Contracts:    The Funds engage in various swap transactions to manage risks within its portfolio or as an alternative to direct investments. Swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between each Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing (“centrally cleared swaps”). These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM. For credit default and interest rate contracts, an up-front payment received by the Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities. An up-front payment made by a Fund is recorded as an asset on the Fund’s Statements of Assets and Liabilities. Up-front payments are amortized over the term of the contract. Periodic payments received or paid by a Fund are recorded as realized gains or losses.

M.    Total Return Swap Contracts:    The Funds invest in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swap contracts are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled

Loeb King Trust
Notes to the Financial Statements
August 31, 2014

to receive, if any. Total return swaps are derivatives and their value can be volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Total return swap contracts outstanding at period end, are listed after each Fund’s Schedule of Investments.

N.    High Yield Securities:    The Funds may invest in lower-quality debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities causing greater price volatility. These instruments involve a greater risk of loss due to default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

O.    Mutual Fund and ETF Trading Risk:    The Funds may invest in other mutual funds that are either open-end or closed-end investment companies as well as Exchange Traded Funds (“ETFs”). ETFs are investment companies that are bought and sold on a national securities exchange. Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios. Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds. Also, both mutual funds and ETFs have management fees that are part of their costs, and each Fund will indirectly bear its proportionate share of the costs.

P.    Cash and Cash Equivalents:    Cash and cash equivalents include U.S. dollar and foreign currency deposited at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Q.    Due to/from Broker:    Due to/from Broker represents cash balances on deposit with each Fund’s prime brokers and counterparties. Each Fund is subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Fund.

R.    Organizational and Offering Costs:    Organizational costs incurred by the Funds, including professional and incorporation fees, are fully expensed by the end of the fiscal period. Offering costs, including professional fees and the offering of the initial registration, are amortized over a period not longer than twelve months from the date of each Fund’s commencement of operations. The Adviser is entitled to seek reimbursement from the Funds for such costs pursuant to the terms of the Adviser’s investment advisory agreement and operating expenses limitation agreement with the Trust.

S.    Reclassification of Capital Accounts:    GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended August 31, 2014, the Funds made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Alternative Strategies Fund	$10,537	$4,573	$(15,110)
Asia Fund	$(37,844)	$80,232	$(42,388)

T.    Events Subsequent to the Fiscal Period End:    In preparing the financial statements as of August 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

U.    Indemnification:    In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum industry exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

3.    Investment Valuation

The Funds have adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:    Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are listed on a securities exchange, market or automated quotation system (except for securities traded on the NASDAQ Global Market System), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the day of valuation or, if there has been no sale on such day, long

Loeb King Trust
Notes to the Financial Statements
August 31, 2014

positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Securities primarily traded on the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Debt Securities:    Fixed income securities, including asset backed securities, corporate bonds, municipal bonds, US Treasury Bonds and bank loans are normally valued on the basis of quotes obtained from brokers and dealers or an independent pricing service (“Pricing Service”). Debt securities, other than short-term instruments, are valued at the last reported sales price if the security is actively traded. If the debt security is not actively traded or if prices are not readily available, a Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. The Funds’ Pricing Services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value and generally will be classified as Level 2. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investment Companies:    Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in Level 1 of the fair value hierarchy.

Exchange-Traded Notes:    Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments:    Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange (last quoted sales price, if available, and if no sale on such date, then the most recent bid price for long positions and the most recent ask price for short positions). Over-the-counter financial derivative instruments, such as foreign currency contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or a Pricing Service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a Pricing Service using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives are typically categorized in either Level 1 or Level 2 of the fair value hierarchy depending on the valuation techniques and inputs described above.

Short-Term Debt Securities:    Short-term securities having a maturity of less than 60 days are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of representatives from the Funds’ Adviser. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or their designee. In accordance with the Trust’s fair value procedures, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value exists, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on a (i) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (ii) yield to maturity with respect to debt issues, or a combination of these and other methods. To the extent that valuation of these securities is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3. Fair value pricing models are reviewed monthly. The outcomes of the pricing models are compared to significant observable market activity, if any exists, and to market valuations of any similar newly issued securities. Market resources are continually monitored to evaluate unobservable inputs such as general market commentary from financial institutions, commentary and reports from credit rating agencies and the financial reporting from municipal bond issuers.

Loeb King Trust
Notes to the Financial Statements
August 31, 2014

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following tables are a summary of the inputs used to value the Funds’ assets and liabilities measured at fair value as of August 31, 2014:

Alternative Strategies Fund

	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$—	$685,242	$—	$685,242
Closed End Fund	3,085	—	—	3,085
Commercial Paper	—	102,000	—	102,000
Common Stocks(1)	21,907,905	15,319	44,208	21,967,432
Convertible Bonds(1)	—	40,100	—	40,100
Corporate Bonds(1)	—	400,866	4,070	404,936
Exchange Traded Funds	42,976	—	—	42,976
Preferred Stocks(1)	57,716	31,168	—	88,884
Purchased Options	178,138	56,338	—	234,476
REITS	636,248	6,476	—	642,724
Total Assets	$22,826,068	$1,337,509	$48,278	$24,211,855

Liabilities - Securities Sold Short
Closed End Fund	103,832	—	—	103,832
Common Stocks(1)	$3,943,661	$—	$—	$3,943,661
Corporate Bonds(1)	—	230,142	—	230,142
Exchange Traded Funds	2,629,080	—	—	2,629,080
Preferred Stocks(1)	—	2,720	—	2,720
REITS	202,386	—	—	202,386
US Government Note	—	86,047	—	86,047
Total Liabilities - Securities Sold Short	$6,878,959	$318,909	$—	$7,197,868

Written Call Options	$123,444	$67,159	$—	$190,603

Total Return Swaps(2)	$—	$27,674	$—	$27,674
Total Other Financial Instruments	$—	$27,674	$—	$27,674
(1)	See the Schedule of Investments for industry classifications.
(2)	Reflected at the net unrealized appreciation (depreciation) on the contracts held.

Transfers between levels are recognized at the end of the reporting period. During the period ended August 31, 2014,the Fund recognized no transfers between levels.

Loeb King Trust
Notes to the Financial Statements
August 31, 2014

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stocks	Corporate Bonds	Total
Balance as of September 27, 2013 (inception)	$—	$—	$—
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	5,250	—	5,250
Purchases	38,958	4,070	43,028
(Sales)	—	—	—
Transfer in and/or out of Level 3	—	—	—
Balance as of August 31, 2014	$44,208	$4,070	$48,278

Change in unrealized appreciation/depreciation during the period for level 3 investments held at August 31, 2014	$5,250	$—	$—

The Level 3 investments as of August 31, 2014 represented 0.2% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

Asia Fund

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$8,406,960	$42,250	$—	$8,449,210
Purchased Options	13,194	9,932	—	23,126
Total Assets	$8,420,154	$52,182	$—	$8,472,336

Liabilities - Securities Sold Short
Common Stocks(1)	$765,203	$—	$—	$765,203
Exchange Traded Funds	1,893,149	—	—	1,893,149
Total Liabilities - Securities Sold Short	$2,658,352	$—	$—	$2,658,352

Total Return Swaps(2)	$—	$18,397	$—	$18,397
Total Other Financial Instruments	$—	$18,397	$—	$18,397
(1)	See the Schedule of Investments for industry classifications.
(2)	Reflected at the net unrealized appreciation (depreciation) on the contracts held.

Transfers between levels are recognized at the end of the reporting period. During the period ended August 31, 2014, the Fund recognized no transfers between levels.

Level 3 Reconciliation Disclosure

There were no level 3 securities held in the Asia Fund during the period ended August 31, 2014.

4.    Derivative Transactions

The Funds may use certain derivative instruments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions. The various derivative instruments that the Funds may use are options, futures, swaps, and forward foreign currency contracts, among others. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. A fund investing in a derivative instrument could lose more than the principal amount invested.

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of, and accounting for, derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts,

Loeb King Trust
Notes to the Financial Statements
August 31, 2014

foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Alternative Strategies Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
Equity Contracts - Options	Investments, at value	$234,476	Written options, at value	$190,603
Total Return Contracts - Swaps	Unrealized appreciation on open swap contracts	27,674	n/a	—
Total		$262,150		$190,603

The effect of derivative instruments on the Statements of Operations for the period September 27, 2013 (fund inception) through August 31, 2014 was as follows:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Swap Contracts	Total
Equity Contracts	$(444,071)	$134,943	$(118,120)	$(427,248)
	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Swap Contracts	Total
Equity Contracts	$(114,146)	$(49,189)	$27,674	$(135,661)

Asia Fund

The fair value of derivative instruments as reported within the Statements of Assets and Liabilities as of August 31, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
Equity Contracts - Options	Investments, at value	$23,126	n/a	$—
Total Return Contracts - Swaps	Unrealized appreciation on open swap contracts	18,397	n/a	—
Total		$41,523		—

The effect of derivative instruments on the Statements of Operations for the period March 1, 2014 (fund inception) through August 31, 2014 was as follows:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Swap Contracts	Total
Equity Contracts	$(125,004)	$87,871	$(37,133)
	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Swap Contracts	Total
Equity Contracts	$(37,583)	$18,397	$(19,186)

Loeb King Trust
Notes to the Financial Statements
August 31, 2014

Alternative Strategies Fund

Assets:				Gross Amounts not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Total Return Swap Contracts	$40,518	$—	$40,518	$40,518	$—	$—
Total	$40,518	$—	$40,518	$40,518	$—	$—
Liabilities:				Gross Amounts not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Written Options	$190,603	$—	$190,603	$—	$190,603	$—
Total Return Swap Contracts	12,844	—	12,844	12,844	—	—
Total	$203,447	$—	$203,447	$12,844	$190,603	$—

Asia Fund

Assets:				Gross Amounts not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Total Return Swap Contracts	$20,442	$—	$20,442	$20,442	$—	$—
Total	$20,442	$—	$20,442	$20,442	$—	$—
Liabilities:				Gross Amounts not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Total Return Swap Contracts	$2,045	$—	$2,045	$2,045	$—	$—
Total	$2,045	$—	$2,045	$2,045	$—	$—

Each of the Funds is subject to a netting arrangement, which governs the terms of certain transactions with select counterparties. The netting arrangement allows each Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The netting arrangement also specifies collateral posting arrangements at pre-arranged exposure levels. Under the netting arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant netting arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of netting arrangement. For additional information, please Refer to the “Master Agreements” section in Note 2.

The average monthly fair values of purchased and written options during the period ended August 31, 2014 for the Alternative Strategies Fund were $129,548 and $67,625, respectively. The average monthly notional amount of swaps during the period ended August 31, 2014 was $1,926,287 for long positions and $536,257 for short positions.

The average monthly fair values of purchased options during the period ended August 31, 2014 for the Asia Fund was $23,947. The average monthly notional amount of swaps during the period ended August 31, 2014 was $445,102 for long positions.

Loeb King Trust
Notes to the Financial Statements
August 31, 2014

Transactions in written call options contracts for the period ended August 31, 2014 for the Alternative Strategies Fund, are as follows:

	Number of Contracts	Premiums Received
Beginning Balance	—	$—
Options written	6,637	968,402
Options closed	(3,762)	(587,189)
Options expired	(730)	(88,005)
Options exercised	(1,188)	(151,794)
Outstanding at August 31, 2014	957	$141,414

The Asia Fund did not enter into any written options during the period ended August 31, 2014.

5.    Investment Advisory Fee and Other Transactions with Affiliates

The Funds have entered into an investment advisory agreement (“Advisory Agreement”) with Carl M. Loeb Advisory Partners L.P. Under the Advisory Agreement, the Adviser has overall responsibility for the general management and investment of each Fund’s portfolio, subject to the supervision of the Board of Trustees. Each Fund compensates the Adviser for its services at the annual rate of 1.50% of its average daily net assets, payable on a monthly basis in arrears.

The Funds are responsible for their own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and each of the Funds, the Adviser has contractually agreed to waive its fees or reimburse Fund expenses until at least December 31, 2015, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, taxes, acquired fund fees and expenses, distribution and/or service (12b-1) fees, borrowing costs, dividend and interest expenses on short positions, brokerage commissions, transaction costs and extraordinary expenses and inclusive of organizational expenses) will not exceed 1.99% of each of the Funds’ average daily net assets. Any waiver of advisory fees or reimbursement of Fund expenses by the Adviser may be recouped in subsequent years if the aggregate amount actually paid by each of the Funds toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses at the time of recoupment. The Adviser is permitted to recoup fees waived and expenses reimbursed in the prior three fiscal years. Any such recoupment will be reviewed by the Board of Trustees. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser waived or reimbursed of $387,543 and $142,286 for the Alternative Strategies Fund and Asia Fund, respectively, during the period ended August 31, 2014. As of August 31, 2014, cumulative expenses subject to potential recapture pursuant to the aforementioned conditions and their year of expiration are as follows:

	August 31, 2017	Total
Alternative Strategies Fund	$387,543	$387,543
Asia Fund	$142,286	$142,286

The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Funds’ Investor Class shares at an annual rate of up to 0.25% of the average daily net assets of the Investor Class shares. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Funds with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel. U.S. Bank, N.A., serves as the Funds’ custodian. Quasar Distributors, LLC acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6.    Securities Transactions

For the period ended August 31, 2014, aggregate purchases and sales of securities, excluding U.S. government securities, short-term investments, securities sold short and derivative instruments were as follows:

	Purchases	Sales
Alternative Strategies Fund	$109,096,764	$79,179,627
Asia Fund	$20,914,604	$13,003,839

There were no purchases or sales of U.S. government securities for the Alternative Strategies Fund or Asia Fund during the period ended August 31, 2014.

Loeb King Trust
Notes to the Financial Statements
August 31, 2014

7.    Income Taxes and Distributions to Shareholders

As of August 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Alternative Strategies Fund	Asia Fund

Cost of investments for tax purposes(a)	$24,311,402	$8,352,840
Gross tax unrealized appreciation	629,024	348,626
Gross tax unrealized depreciation	(728,571)	(229,130)
Net tax unrealized appreciation/depreciation	(99,547)	119,496

Undistributed ordinary income	130,887	196,737
Undistributed long-term capital gains	—	—
Total distributable earnings	130,887	196,737

Other accumulated gain/(loss)	(103,823)	95,291

Total accumulated gain/(loss)	$(72,483)	$411,524
(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales adjustments.

At August 31, 2014, the Alternative Strategies Fund and the Asia Fund had no tax basis capital losses to offset future capital gains. At August 31, 2014, the Asia Fund deferred, on a tax basis, post-October losses of $3,143.

The tax character of distributions paid during the period ended August 31, 2014 for the Alternative Strategies Fund was as follows:

Fiscal Period Ended August 31, 2014
Ordinary income	$26,292
Long-term capital gain	$—

The Asia Fund did not pay any distributions during the period ended August 31, 2014.

Loeb King Trust
Expense Examples
August 31, 2014 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: transaction costs, such as wire fees; and indirect ongoing costs, including management fees distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of March 1, 2014 through August 31, 2014 for the Alternative Strategies Fund and the since inception period of March 28, 2014 through August 31, 2014 for the Asia Fund.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value March 1, 2014^*	Ending Account Value August 31, 2014	Expenses Paid During Period* March 1, 2014 Through August 31, 2014
Actual
Alternative Strategies Fund - Investor Class	$1,000.00	$993.00	$16.68
Alternative Strategies Fund - Institutional Class	$1,000.00	$993.00	$15.42
Asia Fund - Investor Class^	$1,000.00	$1,044.00	$14.20
Asia Fund - Institutional Class^	$1,000.00	$1,045.00	$12.80

Hypothetical (5% return before expenses)
Alternative Strategies Fund - Investor Class	$1,000.00	$1,008.47	$16.81
Alternative Strategies Fund - Institutional Class	$1,000.00	$1,009.73	$15.55
Asia Fund - Investor Class^	$1,000.00	$1,007.61	$13.95
Asia Fund - Institutional Class^	$1,000.00	$1,008.99	$12.57
^	The Asia Fund commenced operation on March 28, 2014.
*	Expenses are equal to the Funds’ annualized expense ratio of 3.32% for Alternative Strategies Fund-Investor Class, 3.07% for Alternative Strategies Fund- Institutional Class, 3.23% for Asia Fund-Investor Class and 2.91% for Asia Fund- Institutional Class, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days for the Alternative Strategies Fund and 157 days/356 days for the Asia Fund (to reflect the since inception period). The Funds’ ending account value on the first line in the table is based on its actual total return of (0.70%) for Alternative Strategies Fund-Investor Class and (0.70%) for Alternative Strategies Fund-Institutional Class for the six month period ended August 31, 2014 and 4.40% for Asia Fund-Investor Class and 4.50% for Asia Fund-Institutional Class for the since inception period of March 28, 2014 to August 31, 2014.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Loeb King Trust
and the Shareholders of Loeb King Alternative Strategies Fund and Loeb King Asia Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loeb King Alternative Strategies Fund, a series of shares of beneficial interest in the Loeb King Trust, as of August 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period September 27, 2013 (commencement of operations) to August 31, 2014. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loeb King Asia Fund, a series of shares of beneficial interest in the Loeb King Trust, as of August 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period March 28, 2014 (commencement of operations) to August 31, 2014. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loeb King Alternative Strategies Fund and the Loeb King Asia Fund as of August 31, 2014, and the results of their operations, the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 30, 2014

How to Obtain a Copy of the Funds’ Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-855-722-4550; or (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Funds’ proxy voting records will be available by calling 1-855-722-4550 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds’ N-Q will also be available upon request by calling 1-855-722-4550.

Householding

In an effort to decrease costs, the Funds intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call 1-855-722-4550 to request individual copies of these documents. Once the Funds receives notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Federal Tax Distribution Information (unaudited)

For the fiscal year ended August 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Alternative Strategies Fund	100.00%
Asia Fund	0.00%

For corporate shareholders the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2014, was as follows:

Alternative Strategies Fund	50.76%
Asia Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows:

Alternative Strategies Fund	99.17%
Asia Fund	0.00%

Board Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Board” or “Trustees”) of Loeb King Trust (the “Trust”) met in person at a meeting held on January 13, 2014 to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for the Loeb King Asia Fund (the “Asia Fund”), a series of the Trust, entered into between the Fund’s investment adviser, Carl M. Loeb Advisory Partners L.P. (the “Adviser”) and the Trust on behalf of the Asia Fund.

In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ obligations and the factors they should assess in considering the approval of the Advisory Agreement, due diligence materials prepared by the Adviser (including the Adviser’s response to a specific request letter from Trust counsel, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including the Adviser’s code of ethics) and other pertinent information.

In considering the Advisory Agreement between the Adviser and the Trust on behalf of the Asia Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the following: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from services rendered to the Trust; (3) comparative performance, fee and expense data for the Asia Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Asia Fund proposed to be managed by the Adviser grows and whether the proposed advisory fee for the Asia Fund reflects these economies of scale for the benefit of the Asia Fund; and (5) other financial benefits to the Adviser and its affiliates resulting from services rendered to the Asia Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Based on their evaluation of the information provided by the Adviser, in conjunction with the Asia Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Advisory Agreement for an initial term ending two years following the hiring of the Adviser.

DISCUSSION OF FACTORS CONSIDERED

Nature, Extent and Quality of Services to be Provided to the Asia Fund.    The Trustees noted that they had reviewed the scope of services to be provided under the Advisory Agreement. In considering the nature, extent and quality of the services to be provided by the Adviser, the Board noted it had reviewed and considered the qualifications of the Adviser’s chief compliance officer and the firm’s compliance history. The Board also considered the Adviser’s experience managing the Loeb Asia Fund, L.P., a private fund with a strategy similar to that of the proposed Asia Fund. The Adviser’s response to a detailed series of questions was provided to the Board which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Asia Fund.

The Board also considered other services to be provided to the Asia Fund by the Adviser, such as monitoring adherence to the Asia Fund’s investment restrictions and monitoring compliance with various Asia Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Asia Fund by the Adviser.

Investment Performance of the Adviser.    The Trustees considered the Loeb Asia Fund, L.P.’s prior performance and the Adviser’s experience managing related investment vehicles and the performance of such accounts. They noted that such performance demonstrated the Adviser’s ability to effectively manage investments using an event-driven and value-oriented approach to investing in Asian securities. After considering all of the information, the Trustees concluded that the Asia Fund and its shareholders were likely to benefit from the Adviser’s management.

Cost of Services Provided and Profits Realized by the Adviser.    The Board noted that it had reviewed the Asia Fund’s estimated expense ratio and the advisory fee to be paid by the Asia Fund, considered the expense ratios of comparable funds and the advisory fees charged by the Adviser for its separately-managed accounts, and concluded that the advisory fees were reasonable. Additionally, the Board took into consideration that the Adviser has contractually agreed to limit the total operating expenses of the Asia Fund, which may result in the Adviser waiving some or all of its advisory fees or reimbursing Fund expenses. The Board also evaluated the compensation and benefits expected to be received by the Adviser from its relationship with the Asia Fund, including the Asia Fund’s brokerage commissions and use of soft dollars by the Adviser. The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that after such review, the expected profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor should be able to maintain adequate profit levels to support the services it will provide to the Asia Fund.

Economies of Scale.    The Board determined that, while the Adviser is likely to realize economies of scale in managing the Asia Fund as assets grow in size, the Asia Fund has not yet commenced operations and the assets of Loeb Asia Fund, L.P. were approximately $9 million, therefore, it cannot benefit from significant economies of scale given its current size.

Benefits Derived from the Relationship with the Asia Fund.    The Board considered the direct and indirect benefits that could be received by the Adviser from its association with the Asia Fund. The Board determined that the benefits the Adviser may receive, such as greater name recognition, the ability to attract additional investor assets and the receipt of brokerage and research services from the Asia Fund’s brokers, appear to be reasonable, and in many cases, may benefit the Asia Fund.

CONCLUSION

The Trustees considered all of the foregoing factors. In considering the approval of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser will provide to the Fund; and (c) agreed to approve the Advisory Agreement for an initial term of two years as being in the best interests of the Asia Fund and its shareholders.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The Trustees and officers of the Trust are listed below. Unless otherwise stated, the address of each Trustee and officer of the Trust is c/o Carl M. Loeb Advisory Partners L.P., 125 Broad Street, New York, New York 10004.

Name and Year of Birth	Position(s) with Trust and Length of Term	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Eugene I. Davis Year of Birth: 1955	Trustee (since 2013)	Chairman and Chief Executive Officer, PIRINATE Consulting Group, LLC (business consulting firm) (since 1999).	2
Atlas Air Worldwide Holdings, Inc.; The Cash Store Financial Services Inc.; Global Power Equipment Group Inc.; Spectrum Brands, Inc.; WMI Holdings Corp.; U.S. Concrete, Inc.; ALST Casino Holdco LLC; Trump Entertainment Resorts, Inc.; Lumenis Ltd.; Ambassadors International, Inc.; American Commercial Lines Inc.; Delta Airlines; Dex One Corp.; Foamex International Inc.; Footstar, Inc.; Granite Broadcasting Corporation; GSI Group, Inc.; Ion Media Networks, Inc.; Knology, Inc.; Media General, Inc.; Mosaid Technologies, Inc.; Ogelbay Norton Company; Orchid Cellmark, Inc.; PRG-Schultz International Inc.; Roomstore, Inc.; Rural/Metro Corp.; SeraCare Life Sciences, Inc.; Silicon Graphics International; Smurfit-Stone Container Corporation; Solutia Inc.; Spansion, Inc.; Tipperary Corporation; Viskase, Inc.; YRC Worldwide, Inc.

John R. Brecker Year of Birth: 1963	Trustee (since 2013)	Drivetrain Advisors, LLC, Partner (since 2014); Bowery Investment Management (since 2012); Principal and Co-founder, Longacre Fund Management, LLC (1999 to 2012); Principal and Co-founder, Longacre Special Equities Fund Management (2005 to 2012).	2
Catalyst Paper Company, Inc. (since 2012); Broadview Networks, Inc. (since 2012); Dune Energy, Inc. (since 2013); Refrigerator Holdings, Inc. (since 2013); PMI Holdings (since 2013); Send Word Now, Inc. (since 2013); Healthworks, Inc. (since 2014)

Thanh Chi (Tim) Nguyen Year of Birth: 1971	Trustee (since 2013)	Director of Investments, Finance, and Treasury, The University of Connecticut Foundation (since 2007).	2	None

Name and Year of Birth	Position(s) with Trust and Length of Term	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustees and Officers
Gideon J. King* Year of Birth: 1969	Trustee, Chairman and President (since 2013)	Director, Chief Executive Officer, Chief Investment Officer and President, Loeb King Capital Management (since 2003).	2	None

Robert S. Schwartz* Year of Birth: 1955	Trustee, Secretary and Chief Compliance Officer (since 2013)	General Counsel and Chief Compliance Officer, Loeb King Capital Management (since 2012); General Counsel and Chief Compliance Officer, Advent Capital Management 2011 to 2012); General Counsel and Chief Compliance Officer, Forefront Capital Management (2011); Managing Director, Nomura Corporate Research and Asset Management (2002 to 2010).	2	None

David S. Hampson Year of Birth: 1968	Treasurer and Principal Financial Officer (since 2013)	Chief Financial Officer, Loeb King Capital Management (since 2008).	N/A	N/A

* Messrs. King and Schwartz are each an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that they are each an interested person of the Adviser.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-722-4550

Privacy Notice

FACTS	WHAT DOES LOEB KING TRUST (THE “TRUST”) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■    Social Security number and wire transfer instructions
■    account transactions and transaction history
■    investment experience and purchase history
When you are no longer a customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call toll-free 855-722-4550 or go to www.loebkingfunds.com

What we do
How does the Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement with us to have access to customer information.

How does the Trust collect my personal information?	We collect your personal information, for example, when you
	■	open an account or deposit money
	■	direct us to buy securities or direct us to sell your securities
	■	seek advice about your investments
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	sharing for affiliates’ everyday business purposes — information about your creditworthiness
	■	affiliates from using your information to market to you
	■	sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	The Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	■	The Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
	■	The Trust does not jointly market.
Other important information

In the event that you hold shares of a series of the Trust through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Loeb King Alternative Strategies Fund
Loeb King Asia Fund

Adviser	Carl M. Loeb Advisory Partners L.P. 125 Broad Street New York, New York 10004	Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202	Custodian	U.S. Bank, N.A. 1555 N. Rivercenter Dr. Milwaukee, Wisconsin 53212
Independent Registered Public Accountant	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, Pennsylvania 19103	Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Eugene I. Davis is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 08/31/2014
Audit Fees	$28,000.00
Audit-Related Fees	$0.00
Tax Fees	$6,000.00
All Other Fees	$0.00

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 08/31/2014
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 08/31/2014
Registrant	$0.00
Registrant’s Investment Adviser	$0.00

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable to an Open End Investment Company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to an Open End Investment Company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable to an Open End Investment Company.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Loeb King Trust

By (Signature and Title)*	/s/	Gideon J. King
Gideon J. King, President

Date 11/5/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/	Gideon J. King
Gideon J. King, President

Date 11/5/2014

By (Signature and Title)*	/s/	David S. Hampson
David S. Hampson, Treasurer

Date 11/5/2014

* Print the name and title of each signing officer under his or her signature.